Supplement to the
Fidelity Freedom® Funds
Class K6
June 1, 2017
Prospectus

FMR Co., Inc. may modify the selection of underlying Fidelity® Funds for any Fidelity Freedom® Fund from time to time. Fidelity® Series Canada Fund, Fidelity® Series International Credit Fund, and Fidelity® Series Long-Term Treasury Bond Index Fund have been added to the selection of underlying Fidelity® funds.

The following information replaces similar information found in each "Fund Summary" section under the heading "Purchase and Sale of Shares".

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which Fidelity provides recordkeeping services or that already hold shares of a qualifying fund. Plan participants may purchase shares only if shares are eligible for sale and available through their plan. You may buy or sell shares in various ways:

The following information replaces similar information found in the "Shareholder Information" section under the heading "Buying Shares".

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) that are recordkept by Fidelity or, if not recordkept by Fidelity, that already hold shares of a qualifying fund. Shares may also be available to an employer-sponsored retirement plan whose sponsor is involved in a corporate action with a company that sponsors a plan for which Fidelity provides recordkeeping services, in anticipation of a transition to the Fidelity® recordkeeping platform. Please contact Fidelity for more information about Class K6 shares.

Shares generally are not available to retail retirement or non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) accounts that are not part of an employer's 403(b) plan, or qualified tuition programs.

FF-K6-17-03 1.9885274.102	November 21, 2017